UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2020

Yum China Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37762	81-2421743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 Corporate Drive Plano, Texas 75024 United States of America	Yum China Building 20 Tian Yao Qiao Road Shanghai 200030 People’s Republic of China
(Address, including zip code, of principal executive offices)

(469) 980-2898

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	YUMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Yum China Holdings, Inc. (the “Company”) has filed an application with The Stock Exchange of Hong Kong Limited (the “Hong Kong Stock Exchange”) in connection with a proposed secondary listing (the “Listing”) of its common stock, par value $0.01 per share (“Common Stock”), on the Main Board of the Hong Kong Stock Exchange together with a Hong Kong initial public offering and an international offering (together, the “Global Offering”) of the Common Stock.

The Listing application contains supplemental descriptions and additional new descriptions of certain aspects of the Company’s business and financial information as required by the Hong Kong Stock Exchange Listing Rules as well as updated disclosure of certain information previously disclosed in the Company’s annual reports on Form 10-K for the years ended December 31, 2019, 2018 and 2017 and quarterly reports on Form 10-Q for the quarter ended June 30, 2020. Exhibit 99.1, the contents of which are incorporated herein by reference, sets forth certain new, supplemental and updated information and disclosures relating to the years ended December 31, 2019, 2018 and 2017 as described therein, as well as certain information about the Global Offering. Exhibit 99.2, the contents of which are incorporated herein by reference, contains the Company’s consolidated financial statements for the six months ended June 30, 2020 and 2019. The disclosures set forth in Exhibits 99.1 and 99.2 should be read in conjunction with the disclosures in the Company’s annual report on Form 10-K for the year ended December 31, 2019, quarterly reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020, and other reports filed with the Securities and Exchange Commission.

The Company is issuing this current report on Form 8-K in order to provide investors with certain disclosures made in connection with the Listing and the Global Offering, including the consolidated financial statements of the Company for the six months ended June 30, 2020 and 2019 included in Exhibit 99.2. This information in no way revises or restates the Company’s previously reported financial statements for any period, including the information in the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2020. This information should be read in conjunction with the Company’s previously filed reports.

Although the Company has applied for a secondary listing on the Hong Kong Stock Exchange, it expects that the New York Stock Exchange will continue to be its primary listing venue. The Company has also applied for a number of waivers and/or exemptions from strict compliance with the Hong Kong Stock Exchange Listing Rules. If these applications are approved, the Company would be exempted from certain requirements to which other companies listed on the Hong Kong Stock Exchange are subject.

There is no assurance as to if or when the Listing and Global Offering will take place. This communication is neither an offer to sell nor a solicitation of an offer to buy, nor shall there be any offer, solicitation or sale of our securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Frost & Sullivan International Limited

99.1	Yum China Holdings, Inc. Supplemental and Updated Disclosures for the Years Ended December 31, 2019, 2018 and 2017

99.2	Consolidated Financial Statements of Yum China Holdings, Inc. and Related Notes for the Six Months Ended June 30, 2020 and 2019 and as of June 30, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM CHINA HOLDINGS, INC.

	By:	/s/ Joseph Chan
	Name:	Joseph Chan
	Title:	Chief Legal Officer
Date: August 28, 2020